SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                       Date of Report    December 9, 1999

                                      SPARTECH CORPORATION
             (Exact name of registrant as specified in its charter)

                                            DELAWARE
                 (State or other jurisdiction of incorporation)

                        1-5911                           43-0761773
       (Commission File Number)          (IRS Employer Identification No.)

     120 South Central Avenue, Suite 1700, Clayton, Missouri           63105
   (Address of principal executive offices)                        (Zip Code)

                                           (314) 721-4242
              (Registrant's Telephone Number, Including Area Code)




                              SPARTECH CORPORATION

                                    FORM 8-K


Item 5.  Other Events

     This report files the announcements of the Registrant's fiscal 1999 operating results and outlook for fiscal 2000.


Item 7.  Financial Statements and Exhibits

Exhibits

     99.1  Spartech press release dated December 7, 1999 (1 of 2).

     99.2  Spartech press release dated December 7, 1999 (2 of 2).




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPARTECH CORPORATION



Date    December 9, 1999           By /s/ Randy C. Martin
                                      Randy C. Martin
                                      Vice President-Finance and
                                      Chief Financial Officer







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